UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2011

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11216 Waples Mill Road, Suite 100
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

(877) 433-5638
(Registrant’s telephone number, including area code)

 650 Castro Street, Suite 450
Mountain View, California  94041

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 1, 2011, Geeknet, Inc. (the “Company”) filed a Form 8-K (the “Original Filing”) to report that Matthew C. Blank was appointed as a member of the Board of Directors (the “Board”) of the Company.  The Company is amending the Original Filing to provide an update with respect to Mr. Blank’s subsequent appointments to committees of the Board.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2011, Matthew C. Blank was appointed to the Compensation Committee and Nominating and Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Kathryn McCarthy
Kathryn McCarthy Executive Vice President, Chief Financial Officer

Date:  February 15, 2011